Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-116998 on Form S-8 of our report dated March 31, 2010 (November 18, 2010 as to the effects of the financial statement presentation changes described in Note 17), relating to the consolidated financial statements of NovaStar Financial, Inc., and our report dated March 31, 2010, on the effectiveness of NovaStar Financial, Inc’s internal control over financial reporting (which report expresses an adverse opinion on the effectiveness of the Company's internal control over financial reporting because of a material weakness), appearing in this Current Report on Form 8-K dated November 18, 2010.

/s/ DELOITTE & TOUCHE LLP
Kansas City, Missouri
November 18, 2010

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